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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 11, 1997

            Delaware                      1-9353                 33-0475989
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


           1565 West MacArthur Boulevard              92626
              Costa Mesa, California                (Zip Code)
       (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (714) 668-4300

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.    OTHER EVENTS.

        (1) Standard Pacific Corp. (the "Company") intends to offer up to $100,000,000 principal amount of Senior Notes due 2007 (the "Notes") in an underwritten public offering pursuant to the Company's effective shelf registration statement (File No. 33-45271) previously filed with the Securities and Exchange Commission. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

        (2) The Company's Board of Directors adopted a plan of disposition for the Company's savings and loan subsidiary, Standard Pacific Savings, F.A. ("Savings"), in May 1997. Pursuant to the plan, the Company has entered into a definitive agreement to sell substantially all of Savings' mortgage loan portfolio and has entered into a non-binding letter of intent to sell the remainder of Savings' business, including Savings' charter. The letter of intent is subject to the completion of due diligence on behalf of the purchaser, completion of a definitive sale agreement and approval of the transaction by the Office of Thrift Supervision. The proceeds from the sale of the mortgages will be used first to pay off the outstanding balance of Federal Home Loan Bank advances with the remaining amount to be temporarily invested until the savings deposits are sold along with Savings' remaining assets. Management currently estimates that both the disposition of Savings under the plan and the operating results of Savings for the period through the disposition will not result in a significant gain or loss to the Company.

        In the sections from the Preliminary Prospectus Supplement dated June 11, 1997 and accompanying Prospectus dated June 11, 1997 attached hereto as Exhibit No. 99.1, Savings has been accounted for as a discontinued operation and the results of its operations have seen segregated in the consolidated statements of operations included therein.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:

     Exhibit No.     Description
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        12.1         Statement re Computation of Ratio of Earnings to Fixed
                     Charges

        23.2         Consent of Arthur Andersen LLP.

        99.1 The following sections from the Company's Preliminary Prospectus Supplement dated June 11, 1997 and accompanying Prospectus dated June 11, 1997: "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Description of Notes," "Ratio of Earnings to Fixed Charges" and "Consolidated Financial Statements."


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STANDARD PACIFIC CORP.


Dated: June 11, 1997              By: /s/ ANDREW H. PARNES
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                                     Andrew H. Parnes
                                     Vice President of Finance and Treasurer
                                     Principal Financial and Accounting Officer


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